                        ================================
                                  S&P COMSTOCK
                        ================================

                              Subscriber Agreement




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
Subscriber Name:    All-Tech Investment Group, Inc.              Acct# (Office Use only):              DRY
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Professional:            x                             Tax Identification#        ________________________
                       -----
Non Professional:                                      Social Security#           ________________________
                       -----
Vendor:
==========================================================================================================
Installation Site:                                     Billing Site:

Primary Contact, Attn:                                 Billing Contact, Attn:   Mark D. Shefts
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Street Address:         160 Summit Avenue              Company:                 Same
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Suite/Floor:                                           Street Adress:
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City:                   Montvale                       City:                        Suite/Floor:
----------------------------------------------------------------------------------------------------------
State/Zip Code:         NJ 07645                       State/Zip Code:
----------------------------------------------------------------------------------------------------------
Telephone:              201-782-0200                   Telephone:
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Technician:                                            Exchange Contact:
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Telephone:                                             Telephone:
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Any Additional Contact:                                Any Additional Contact:
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General Use Facsimile:  201-782-9090                   General Use Facsimile:
----------------------------------------------------------------------------------------------------------
(Office Use Only)       CTR             UCTR          MACCT                     HWC                 4/1/95
----------------------------------------------------------------------------------------------------------
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

                                                                 Subscriber Agreement

                                                                 Exhibit B    Page #____ of ____if more than one Exhibit B

Subscriber Name:    All-Tech Investment Group Inc.               Acct #(Office Use Only)                                       DRY
-----------------------------------------------------                            --------------------------------------------------

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LAN or Stand Alone / # of Authorized Display Devices          L/50        /         /         /         /         /
-----------------------------------------------------------------------------------------------------------------------------------
Software application:       (Provided By S&P ComStock)        TAL
-----------------------------------------------------------------------------------------------------------------------------------
software application:         (Provided By Third Party)
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                                                              Total Initial Display Devices=
===================================================================================================================================
Optional Services:                                                                                                        Subtotal
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International Data Access                              $50                                                                   $0
-----------------------------------------------------------------------------------------------------------------------------------
Monthly Dial Back-Up Fee                              $100                                                                   $0
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Monthly High Speed Dial Back-Up Fee                   $200                                                                   $0
-----------------------------------------------------------------------------------------------------------------------------------
S&P ComStock Access Software                           $10                                                                   $0
-----------------------------------------------------------------------------------------------------------------------------------
S&P ComStock Fundamental Software                      $25                                                                   $0
-----------------------------------------------------------------------------------------------------------------------------------
Leased Terminals                                       $50                                                                   $0
-----------------------------------------------------------------------------------------------------------------------------------
S&P News Retrieval Software                            $50                                                                   $0
-----------------------------------------------------------------------------------------------------------------------------------
Nasdaq Level II Access                                 $25                                                                   $0
-----------------------------------------------------------------------------------------------------------------------------------
Total Optional Services                                                                                  Total(D):           $0
===================================================================================================================================

===================================================================================================================================
S&P ComStock Monthly and One Time Fees:
===================================================================================================================================
Monthly Fees:                                                               | One Time Fees:
                                                                            |
Basic Monthly Fee:                                        $520.00  (A)      | Communication Installation:                 $1,500.00
                                                          ---------         |                                             ---------
(Includes 1st Authorized Display Device (if Checked)   x                    | Software Installation:
                                                                            |                                             ---------
Communication Fee:                                                          | Site Survey:
                                                                            |                                             ---------
 Satellite Equipment                                      $200.00  (B)      | Expedite:        (If service available)
                                                          ---------         |                                             ---------
 Dedicated Land Line                                                        | Satellite Equipment:
                                                          ---------         |                                             ---------
Authorized Display Devices                                                  | Shipping:
                                                                            |                  ----------------------     ---------
1 to 75  for   TAL    @   $125     Ea.                    $6250             | Dial Back-up:
-------       ------     -------                          ---------         |
         for          @            Ea.                             (C)      |  Modem(s):
-------       ------     -------                          ---------         |                  ---------  @$  -------     ---------
         for          @            Ea.                             (C)      |  Auto A/B Switch:
-------       ------     -------                          ---------         |                                             ---------
Total Optional Services                                            (D)      |  S&P ComStock dial line installation:
                                                          ---------         |                                             ---------
Total S&P ComStock Monthly Fees:                          $6970    (E)      | Other:
                                                          =========         |                  ----------------------     ---------
Total Exchange Fees                                                         |
                                                                            |                  ----------------------     ---------
Billed Through S&P ComStock:                                       (E)      |
                                                          ---------         |                  ----------------------     ---------
Total Third Party Fees:                                            (F)      | Equipment Deposit:
                                                          ---------         | (Fully Refundable)      ---------------     ---------
                                                                            |
Total Monthly Fees:                                       $6970    (F)      | Total One Time Fees                         $1,500.00
                                                          =========         |                                             =========
Total Payment Due for the Initiation of Service:                            |    $8,470
-----------------------------------------------------------------------------------------------------------------------------------
The initial term of this Subscriber Agreement is:                                 12      Months

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The minimum number of Authorized Display Devices during the initial term of this agreement will be: 50                     12/21/95
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

                                              Subscriber Agreement
                                              Exhibit C
Subscriber Name:                              Acct# (Office Use only)        DRY
================================================================================
Office Use Only                   Page #_____ of _____ if more than on Exhibit C
--------------------------------------------------------------------------------
Satellite::  (2')  (2.5')  (4')  Phone Circuit::   Analog   /   Metro-Fiber
--------------------------------------------------------------------------------
LAN or Stand Alone / # of Display Devices              /  /  /  /  /  / Comments
--------------------------------------------------------------------------------
TID # / Port #                                         /  /  /  /  /  /
--------------------------------------------------------------------------------
Port Feature - Q, D, I
--------------------------------------------------------------------------------
Port Baud Rate / Terminal Type                         /  /  /  /  /  /
--------------------------------------------------------------------------------
Software Code
--------------------------------------------------------------------------------
Exchange Services:  (The Level of this Service is _____ )            $ Sub Total
--------------------------------------------------------------------------------
NYSE B/A                       (Q) N.P.: $4.25)  *
--------------------------------------------------------------------------------
NYSE LS                        (N)               *
--------------------------------------------------------------------------------
NYSE Listed Bonds              (2)               *
--------------------------------------------------------------------------------
AMEX B/A                       (R) N.P.: $3.25)
--------------------------------------------------------------------------------
AMEX LS                        (A)               *
--------------------------------------------------------------------------------
NASDAQ                         (O) N.P.: $4.00)
--------------------------------------------------------------------------------
NASDAQ OTC Bulletin Board   (3 (K)(I))
--------------------------------------------------------------------------------
OPRA (Stocks & Indices)        (P) N.P.: $2.00)
--------------------------------------------------------------------------------
Indices                        (D)               $0
--------------------------------------------------------------------------------
CME                            (M)               $55/$10
--------------------------------------------------------------------------------
CBT                            (B)               $60/$10
--------------------------------------------------------------------------------
CEC/NYFE                                         $88/$9
--------------------------------------------------------------------------------
COMEX                                            $55/$10
--------------------------------------------------------------------------------
NYMEX                          (6)               $55/$10
--------------------------------------------------------------------------------
London FOX                     (Lc)              $75/$0
--------------------------------------------------------------------------------
Amsterdam Stocks               (Ld)              $21/$21
--------------------------------------------------------------------------------
LIFFE/LTOM                     (Lf,o,v)          $30/$9
--------------------------------------------------------------------------------
Frankfurt Stocks               (Lk)              $35/$35
--------------------------------------------------------------------------------
DTB                            (Ll)              $20/$20
--------------------------------------------------------------------------------
Rudolf Wolff                   (Lm)              $50/$0
--------------------------------------------------------------------------------
MATIF                          (Lq)              $30/$10
--------------------------------------------------------------------------------
Paris Stocks                   (Lr)              $15/$15
--------------------------------------------------------------------------------
London Stocks                  (Ls)              $30/$30
--------------------------------------------------------------------------------
IPE                            (Lt)              $55/$13
--------------------------------------------------------------------------------
SEAQ Level I                   (Lu)              $14/$14
--------------------------------------------------------------------------------
SEAQ Level II                                    $80/$80
--------------------------------------------------------------------------------
LME                            (Ly)              $75/$3.20
--------------------------------------------------------------------------------
Swiss & Zurich Stocks/SOFEX    T(b,g,o,z)        $25/$25
--------------------------------------------------------------------------------
Hong Kong Futures              (Tf)              $4/$4
--------------------------------------------------------------------------------
Hong Kong Metals               (Tm)              $4/$4
--------------------------------------------------------------------------------
SIMEX                          (Ts)              $6/$6
--------------------------------------------------------------------------------
Sydney Futures                 (Ty)              $65/$8
--------------------------------------------------------------------------------
Canadian Stocks                3(abmntuvw)       **
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Exchange Fees Billed Through S&P ComStock           Total (E)       $0.00
--------------------------------------------------------------------------------
All Sources are Real Time unless Delay (DL) or End of Day (ED) is indicated in the appropirate box.
--------------------------------------------------------------------------------
Third Party Services:
--------------------------------------------------------------------------------
S&P Basic Fundamental Data ***                   $25/$0
--------------------------------------------------------------------------------
S&P Fundamental Data 1 and 2                     $35/$35
--------------------------------------------------------------------------------
S&P Marketscope Alert                            $100/$65
--------------------------------------------------------------------------------
MMS International                                **
--------------------------------------------------------------------------------
Dow Jones Broadtape                              **
--------------------------------------------------------------------------------
Futures World News                               $75/$50
--------------------------------------------------------------------------------
Bear Stearns / Street Software, Fixed Income     40/40
--------------------------------------------------------------------------------
S&P ComStock Forex             L(x)              $50/$50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Third Party Fees  (Non Exchange Fees)              Total (F)        $0.00
--------------------------------------------------------------------------------
  *For Professionals, Sources Bill Directly
 **For Professionals and Non Professionals, Sources Bill Directly
***(W)SPC and QDS Applications only.                                       8/97

                                                            SUBSCRIBER AGREEMENT


SUBSCRIBER NAME ____________________ A# (For Office Use Only ___________/_______

The Subscriber set forth above ("Subscriber") hereby subscribes to the information service provided by S&P ComStock, Inc., known as the S&P ComStock Service and comprised of the information and software components (including documentation) selected by Subscriber as set forth in Exhibit B hereto (any and all such components collectively referred to herein as "the Service"), to be furnished to the Subscriber address completed on Exhibit A hereto (any such software components and related documentation collectively referred to herein as "the Software"). Prompt written notice of any change of the name, nature, or place of Subscriber's business shall be given by Subscriber to S&P ComStock, Inc. Subscriber and S&P ComStock, Inc. hereby mutually agree as follows:

1. The initial term of this Agreement is specified in Exhibit B and begins on the day that S&P ComStock, Inc. has completed its installation of the S&P ComStock Service. Thereafter, this Agreement shall automatically renew at the end of each term for successive renewal terms, each of the same duration as the initial term, unless it is terminated effective at the end of any term with written notice by either party given to the other party at least thirty (30) days prior to the end of the then-current term.

2. The Service is to be received by Subscriber solely for its internal use in the Subscriber's business on the number of Authorized Display Device(s) initially as set forth in Exhibit B and as may be subsequently increased or decreased (but provided that Subscriber at all times shall be considered to have at least the minimum number of Authorized Display Devices set forth in Exhibit B) from time to time by written notice to S&P ComStock, Inc., and at the installation address designated in Exhibit A. Subscriber will not communicate, distribute, transfer, sell or otherwise furnish or permit to be furnished the Service or any of the data, information, or Software contained therein to any branch office, other place of business, or to any third party person, firm or corporation, without the express prior written consent of S&P ComStock, Inc. Subscriber will adopt and enforce all measures which S&P ComStock, Inc. reasonably requires in order to prevent data, information or Software from the Service from being redistributed or relocated from its authorized place of business. Subscriber further agrees that it will comply with any and all reasonable restrictions concerning the location of the S&P ComStock, Inc. equipment or Software in its place of business.

3. Subscriber shall not access or use for any purpose any data or information which are not selected by Subscriber in Exhibit B and Exhibit C hereto or in a written signed amendment to this Agreement. Subscriber shall, prior to commencing any use of the Service, submit application to and receive written approval from each and every entity whose approval is required for receipt of those portions of the Service which Subscriber elects to receive. Subscriber shall, where applicable, and as required, enter into separate agreements with exchanges or other third party data and/or Software providers and comply with any conditions, restrictions, or limitations imposed therein. Failure of Subscriber to comply with the provisions of this Paragraph shall constitute a material breach of this Agreement. In addition, Subscriber agrees to indemnify and hold S&P ComStock, Inc. and its affiliates and its third party data Software providers harmless from any and all losses, damages, liabilities, costs, charges, and expenses, including reasonable attorneys' fees and such fees and/or penalties as any exchanges or other third party data or Software providers may impose, arising out of any breach or alleged breach by Subscriber of its obligations under this Agreement or any failure to comply with the requirements of or obligations imposed by any such exchange or third party data or Software provider; the foregoing indemnification obligation shall survive any termination of this Agreement.

4. (a) Subscriber expressly acknowledges that the Service is prepared by S&P ComStock, Inc., the exchanges, and other third party data and Software providers through the application of methods and standards of judgment developed and applied through the expenditure of substantial time, effort, and money. Subscriber acknowledges that the Service (including but not limited to the Software) contains trade secrets and proprietary data and that nothing in this Agreement shall be construed to convey any title or ownership rights in the Service or any portion thereof to Subscriber. Subscriber may not use, copy, modify, or transfer the Software, in whole or in part, except as expressly provided for herein. Subscriber agrees to protect all proprietary rights of S&P ComStock, Inc., the exchanges, and S&P ComStock, Inc.'s other third party data and Software providers in their respective portions of the Service; and Subscriber shall honor and comply with all reasonable requests to protect the contractual, statutory, and common law rights of S&P ComStock, Inc., the exchanges, and S&P ComStock, Inc.'s other third party data and Software providers.

   (b) Subscriber agrees and acknowledges that the ComStock Data Specifications for TID Interrogation Format and TID Data Stream format ("the Specifications") are confidential and proprietary to S&P ComStock, Inc. and that nothing in this Agreement conveys any rights whatsoever with regard to the use of the Specifications unless Subscriber has executed, and S&P ComStock, Inc. has accepted, a Confidentiality Agreement with regard to the Specifications. Subscriber shall not use the Specifications for any purpose other than as expressly permitted by such Confidentiality Agreement. Subscriber may not copy, disclose, convey, provide, transmit, sell or otherwise transfer the Specifications to any other entity without S&P ComStock, Inc.'s express prior written consent. Subscriber further agrees to take all steps necessary to prevent the Specifications from being disclosed to any unauthorized persons and to otherwise safeguard the confidentiality of the Specifications.

   (c) Subscriber agrees not to reverse engineer, decompile, dissassemble or otherwise seek to duplicate the performance characteristics of the Software or any part thereof, nor to sell, assign or distribute the Software or any part thereof to any other person, firm, corporation or entity and Subscriber further agrees to transfer knowledge of and access to the Software only to its employees who require such knowledge and access in the ordinary course and scope of their employment by Subscriber.

   (d) Subscriber may make one (1) copy of each authorized Software program for archival and back-up purposes, provided that such copy shall be subject to this Agreement (including fees) and bear the appropriate trademarks, copyright notices and other proprietary notices contained in versions of the Software provided by S&P ComStock, Inc. under this Agreement. From and after the date of a written request by S&P ComStock, Inc., Subscriber shall deliver to S&P ComStock, Inc. on a monthly basis a written report certifying the number of authorized display devices using or displaying the Software.

5. Subscriber represents that it is not engaged in the business of vending financial quotation information and that Subscriber's place of business designated in Exhibit A is not and shall not be directly connected by any private or other means of outgoing communication with any place of business engaged in vending financial quotation information without the express written consent of S&P ComStock, Inc.

6. Subscriber will advise S&P ComStock, Inc. in advance of any equipment not supplied by S&P ComStock, Inc. which is to be used in connection with the Service and shall adhere to any reasonable restrictions imposed by S&P ComStock, Inc. with respect thereto.

7. At all times, upon 24 hours notice to Subscriber, any person or persons designated by S&P ComStock, Inc. will have full and free access to the place of business designated in Exhibit A to observe the use of the Service and associated equipment and/or Software and to inspect, maintain, and/or remove any S&P ComStock, Inc. equipment or Software.

8. Subscriber agrees to pay S&P ComStock, Inc. in advance on the first day of each month the applicable S&P ComStock, Inc. monthly fees for the Service and other fees and charges as set forth in Exhibit B and Exhibit C, (including any Software license, maintenance, and installation fees) plus any applicable federal, state or local sales, use, property, or other taxes, duties, or assessments imposed on transactions hereunder. It is understood that such monthly fees will include exchange fees and third party data and Software provider fees for those exchanges and other third party data and Software providers which bill through S&P ComStock, Inc.; such fees will be remitted by S&P ComStock, Inc. to the appropriate exchanges and other third party data and Software providers. Subscriber agrees to pay all exchange fees and third party data and Software provider fees as billed by S&P ComStock, Inc. or as may be billed to Subscriber directly by the exchanges or such other providers.

9. S&P ComStock, Inc. may, in its sole discretion, revise the S&P ComStock, Inc. monthly fees and other fees and charges set forth in Exhibit B and Exhibit C, effective as of the end of the first term by giving at least six (6) weeks' prior written notice to Subscriber. Thereafter, S&P ComStock, Inc.may in its sole discretion revise the S&P ComStock, Inc. monthly fees and other fees and charges to Subscriber at any time by giving at least six (6) weeks' prior written notice to Subscriber; provided, however, that S&P ComStock, Inc. shall not make more than one (1) such revision in any twelve (12) month period. Upon receipt of notice of increase in the S&P ComStock, Inc. monthly fees, and/or other fees and charges, Subscriber shall thereupon have the right to terminate this Agreement by giving written notice to S&P ComStock, Inc. within such six-week notice period. All exchange fees (including quote server connection fees) and third party data and Software provider fees are subject to change at any time.

10. In addition to and notwithstanding any other term of this Agreement, S&P ComStock, Inc. may, in its sole discretion, make a Cost of Living Adjustment
(COLA) to the monthly fees at the end of any twelve month period without prior notice, provided that the COLA percentage increase is limited to the percentage increase in the U.S. Government's Consumer Price Index for the period of time since the last such COLA adjustment was made to the monthly fees charged to Subscriber.

11. (a) In addition to the monthly fees, Subscriber agrees to pay any applicable standard S&P ComStock, Inc. charges for order cancellation prior to installation, disconnection, or removal of any S&P ComStock, Inc. equipment or Software, for addition or deletion of exchange or third party data or Software, for addition of S&P ComStock, Inc. equipment, or for other Subscriber-requested modifications to the Service, as may be in effect from time to time. Subscriber agrees to pay all other charges (such as installation, configuration, shipping, purchases) as incurred by Subscriber and billed by S&P ComStock, Inc. Current charges are available from S&P ComStock, Inc. as part of its standard price sheet.

    (b) Any equipment deposit will be returned to Subscriber upon termination, settlement of any outstanding balances due, and return of all S&P ComStock, Inc. equipment in good condition.

12. The furnishing of the Service is conditioned upon Subscriber's strict compliance with the provisions of this Agreement and with all federal, state, local, and exchange rules, regulations, and contract terms which may pertain to the use of the Service. Notwithstanding any other term of this Agreement, it is understood and agreed by Subscriber that S&P ComStock, Inc. may discontinue the Service or portions thereof, without notice or liability, whenever the exchanges, or cable operators, or other third party data or software providers require such discontinuance. In addition, S&P ComStock, Inc. shall not be liable for any actions taken by any cable operators which may affect the Service, including, without limitation, actions which result in the termination or interruption of the Service.

13. S&P ComStock, Inc. represents and warrants that it has the right to provide the Service and the data and information contained therein. THIS WARRANTY IS IN LIEU OF ANY OTHER EXPRESS OR IMPLIED WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. NEITHER S&P COMSTOCK INC., ANY OF ITS AFFILIATES, THE EXCHANGES OR OTHER THIRD PARTY DATA AND SOFTWARE PROVIDERS AND DEVELOPERS WARRANT THAT THE SERVICE WILL BE UNINTERRUPTED OR ERROR-FREE, NOR DO THEY MAKE ANY WARRANTIES AS TO RESULTS TO BE OBTAINED FROM USE OF THE SERVICE. SUBSCRIBER EXPRESSLY AGREES THAT USE OF THE SERVICE IS AT SUBSCRIBER'S SOLE RISK.

14. S&P ComStock, Inc., its affiliates, and the exchanges and third party data and Software providers and developers will in no way be liable to Subscriber or to any other entity for any inaccuracies, errors, omissions, or delays regardless of cause, in the Service or in any of the data and information and Software contained therein, or caused by any S&P ComStock, Inc. or third party equipment or Software used in connection therewith, or for any damages (whether direct or indirect, or consequential, punitive, special or exemplary, including but not limited to loss of profits) resulting therefrom, regardless of cause. Liability of S&P ComStock, Inc. and its affiliates and its third party data and Software providers and developers in any and all categories, whether arising from contract, warranty, negligence, or otherwise shall, in the aggregate, in no event exceed the average monthly fees charged for the Service.

15. (a) Notwithstanding any other term of this Agreement, S&P ComStock, Inc. may, in its sole discretion and at any time, change the communications carriers used by S&P ComStock, Inc.

    (b) If communications carrier charges incurred by S&P ComStock, Inc. are increased by the carriers, S&P ComStock, Inc. may, on written notice to Subscriber, immediately increase the monthly fees charged to Subscriber to reflect such increase in communications charges. In the event of such an increase, Subscriber shall have the right to terminate this Agreement without penalty provided that Subscriber gives written notice of termination to S&P ComStock, Inc. within thirty (30) days of receipt of notice from S&P ComStock, Inc.

16. Failure by Subscriber to pay any monthly fees or other fees or charges in connection with the Service within thirty (30) days of the due date shall constitute a material breach of this Agreement. S&P ComStock, Inc. reserves the right, in addition to other remedies, to suspend access to the service. S&P ComStock, Inc. may assess a late charge at a rate not exceeding 1.5% per month on all amounts payable which Subscriber has not paid within thirty (30) days of the due date.

17. Subscriber shall have no right in or to any S&P ComStock, Inc. equipment, Software, or to data and information received, except the right to use the same in the course of Subscriber's business consistent with the provisions herein. Subscriber shall not move the S&P ComStock, Inc. equipment or Software without written permission by S&P ComStock, Inc. Subscriber shall pay for any extraordinary costs of installation, repair or replacement, over and above ordinary installation costs and/or maintenance. Extraordinary installation includes special cable requirements such as teflon, cabling in excess of 100 feet, installation work performed during non-business hours, electrical work done external to the S&P ComStock, Inc. equipment, maintenance of accessories or attachments; and includes repair of damage to the equipment, earth station, antenna, or the modem resulting from accident, neglect, misuse, failure of electrical power or causes other than ordinary use. Subscriber shall not assign, pledge, or encumber the S&P ComStock, Inc. equipment or Software and Subscriber shall keep the S&P ComStock, Inc. equipment and Software free and clear of all liens, levies, and encumbrances; failure to do so shall constitute a material breach of this Agreement. Subscriber will promptly return to S&P ComStock, Inc. or its contractors or agents the S&P ComStock, Inc. equipment and Software in good condition, ordinary wear and tear excepted, when the Service is terminated, or when swapout is required for maintenance. Subscriber agrees and understands that it shall be responsible for the replacement cost to S&P ComStock, Inc. or its agents of any S&P ComStock, Inc. equipment and Software not returned in good working condition within thirty (30) days of notification. Subscriber will pay all S&P ComStock, Inc. equipment shipping and handling charges as billed in addition to any other non-recurring charges.

18. (a) During the term of this Agreement, if Subscriber licenses Software from S&P ComStock, Inc. and pays all the required fees, S&P ComStock, Inc. or its authorized agents shall provide maintenance service to Subscriber for the Software and will use reasonable efforts to attempt to correct identifiable and reproducible material errors due solely to causes within the reasonable control of S&P ComStock, Inc. or its third party Software providers or developers. In such case, S&P ComStock, Inc. shall have the option to either promptly replace or correct the Software so that the Software performs free of such errors, or to credit the applicable fee on a pro-rata basis according to the amount of time during which the Software failed to perform. S&P ComStock, Inc. does not guarantee maintenance service results or represent or warrant that all errors will be corrected. Subscriber agrees and understands that it will be separately and additionally charged for any training, copies of materials, assistance in installation, and upgrades. Provision of maintenance services for any software program is dependent upon Subscriber's compliance with all minimum hardware and operating system requirements for such Software in conformity with specifications provided by S&P ComStock, Inc. To permit S&P ComStock, Inc. to provide maintenance services, S&P ComStock, Inc. requires that Subscriber isolate and document Software problems, provide appropriate modems and lines for S&P ComStock, Inc. to access Subscriber's system remotely, install and test all fixes and updates, install Subscriber's system from backup, and perform those other actions reasonably required by S&P ComStock, Inc.; if S&P ComStock, Inc. performs any such services, Subscriber will be additionally charged at S&P ComStock, Inc.'s then-current rates.

    (b) S&P ComStock, Inc. may change or discontinue Software maintenance services for any reason at any time after the initial term of this Agreement upon six (6) month's notice after the initial term of their agreement has been completed.

    (c) S&P ComStock, Inc. shall have no responsibility whatsoever with regard to the maintenance of any third party software which is not Software specifically listed in Exhibit B.

19. Should Subscriber file a petition in bankruptcy or be adjudicated a bankrupt, or if a petition in bankruptcy is filed against Subscriber, or Subscriber makes an assignment for the benefit of its creditors or an arrangement pursuant to any bankruptcy act or takes advantage of the insolvency laws of any State, or if Subscriber discontinues all of its business, the Service may be immediately terminated by S&P ComStock, Inc. without notice.
S&P ComStock, Inc. may terminate the Service, upon written notice to Subscriber, if in S&P ComStock, Inc.'s reasonable judgment Subscriber is in material breach of any of its obligations under this Agreement. Termination of this Agreement under the provisions of this paragraph shall be without prejudice to any other remedy which S&P ComStock, Inc. may have against the Subscriber. Upon termination of this Agreement, all fees and charges incurred to such date shall become immediately due and payable. In addition to and notwithstanding the above, if Subscriber or any of its employees, agents or representatives, shall attempt to use or dispose of the Service in a manner contrary to the terms of this Agreement, S&P ComStock, Inc. shall have the right, in addition to such other remedies as may be available to it, to injunctive relief enjoining such acts or attempts, it being acknowledged that legal remedies are inadequate.

20. Subscriber agrees that it will not engage in, and represents that it is not currently engaged in, the operation of any unlawful transactions or business and that it will not use or permit anyone to use the Service for any unlawful purpose.

21. The relationship between Subscriber and S&P ComStock, Inc. is that of independent contractors and nothing contained in this Agreement shall be construed to constitute the parties as partners, joint ventures or agents of one another. This Agreement shall not be assigned or otherwise transferred by Subscriber without the prior written consent of S&P ComStock, Inc.

22. Subscriber represents that the signatory below is authorized to act in behalf of the named Subscriber. This Agreement constitutes the entire agreement between the parties and supersedes any prior agreements between the parties with respect to its subject matter, and nothing stated heretofore or hereafter will be considered part of this Agreement without a mutually agreeable amendment executed by authorized representatives of the parties. None of the provisions of the Agreement shall be deemed to be waived or modified, other than as expressly stated in writing signed by both parties. The failure of either of the parties hereto to enforce, or the delay by either party in enforcing, any of its rights under this Agreement shall not be deemed to be a waiver or modification by the parties of any of their rights under this Agreement.
Any notices required to be sent hereunder shall be sent by mail to the respective address set forth below or by fax to the number set forth below, unless either party notifies the other of a change in such address or number.

23. This Agreement shall be governed by the laws of the State of New York, without regard to the choice of law provisions thereof, and Subscriber agrees that any action arising out of this Agreement or the breach thereof shall be resolved in New York and Subscriber hereby agrees to submit to the exclusive jurisdiction of the New York courts for the resolution of any such dispute.

24. In the event any legal action is taken by S&P ComStock, Inc. with respect to the Service, Subscriber agrees to pay all court costs, including disbursements and reasonable attorneys' fees.

25. Neither party shall have any liability for any default resulting from force majeure, which shall be deemed to include any circumstances beyond its control. Such circumstances shall include, but are not limited to: acts of the government, fires, floods, strikes, civil disturbances or terrorism, or power, communications line, satellite or network failures.


       SERVICE REQUESTED BY:                  SUBSCRIPTION ACCEPTED BY:

/s/ Mark Sheft
-----------------------------------    -----------------------------------------
      (Authorized Signature)           (S&P ComStock, Inc. Authorized Signature)

      Mark Sheft - President
-----------------------------------
   (Name & Title - Please Print)                  S&P ComStock, Inc.
                                                600 Mamaroneck Avenue
   All Tech Investment Group Inc.             Harrison, New York 10528
-----------------------------------
         (Subscriber Name)

            11-21-97
-----------------------------------     ----------------------------------------
              (Date)                                    (Date)


OTHER (complete if applicable)
Subscriber has made arrangements with ______________________________, an authorized broker, for receipt of the Service. S&P ComStock, Inc. will not bill Subscriber for the Service but will receive payment solely from such authorized broker. Subscriber represents that it intends to use the Service for research purposes for the benefit of its customers. Subscriber, as a condition of the receipt of the Service, agrees to abide by the terms and conditions of this Agreement (excepting those relating to payment).

ComStock
600 Mamaroneck Avenue
5th Floor
Harrison, NY 10528-1624
Tel 914 381 7000
Fax 914 381 7021
                                  Standard & Poor's
                                  A Division of The McGraw-Hill Companies [LOGO]

                                    RIDER A
                        TO SUBSCRIBER AGREEMENT BETWEEN
                               S&P COMSTOCK, INC.
                      AND ALL-TECH INVESTMENT GROUP, INC.

Subscriber shall have the right to terminate this Agreement on thirty (30) days prior written notice to ComStock if, in Subscriber's reasonable judgment, any new statute, rule, regulation or interpretation thereof of the Securities and Exchange commission, any state or any self regulatory organization materially negatively affects active intra-day electronic trading or imposes substantial costs or otherwise substantially affects Subscriber's use of the services provided by ComStock hereunder.

S&P ComStock will charge Subscriber full installation Fees per actual installed site, if Subscriber fails to maintain any site for less than twelve (12) concurrent months.

ALL-TECH INVESTMENT GROUP, INC.                        S&P COMSTOCK, INC.

By: /s/ Mark Sheft                           By: /s/ David R. Young
  -------------------------------               -------------------------------

Title:  President                            Title:  National Sales Manager
     ----------------------------                  ----------------------------

Date:     November 21, 1997                  Date:     January 5, 1998
    -----------------------------                 -----------------------------